SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 10, 2000



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                        000-25439          16-1559508
----------------------------------     -----------------   ---------------------
   (State or other jurisdiction           (Commission         (IRS Employer
        of incorporation)                 File Number)      Identification No.)



                     32 SECOND STREET, TROY, NEW YORK 12180
          -------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                           --------------



                                 NOT APPLICABLE
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment No. 1 hereby amends Item 7 of the Current Report on From 8-K filed by Troy Financial Corporation ("Troy") with the Securities and Exchange Commission on November 27, 2000 relating to Troy's acquisition of Catskill Financial Corporation ("Catskill") on November 10, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         (i) Catskill Financial Corporation and subsidiary consolidated financial statements as of September 30, 1999 and 1998 and for each of the years in the three-year period ended September 30, 1999 (with independent auditor's report thereon) (incorporated herein by reference to Catskill's Form 10-K, File No. 0-27650, filed with the Securities and Exchange Commission on December 29, 1999.)

         (ii) Catskill Financial Corporation and subsidiary unaudited consolidated financial statements as of June 30, 2000 and for the three and nine month periods ended June 30, 2000 and 1999 (incorporated herein by reference to Catskill's Form 10-Q, File No. 0-27650, filed with the Securities and Exchange Commission on August 14, 2000)

(b)      Pro Forma Financial Information.

         (i) Troy Financial Corporation and Catskill Financial Corporation Unaudited Pro Forma Combined Condensed Statement of Condition as June 30, 2000.

         (ii) Troy Financial Corporation and Catskill Financial Corporation Unaudited Pro Forma Combined Condensed Statement of Income for the year ended September 30, 1999.

         (iii) Troy Financial Corporation and Catskill Financial Corporation Unaudited Pro Forma Combined Condensed Statement of Income for the nine months ended June 30, 2000.

(c)      Exhibits.

         Exhibit
         No.               Description
         ---               -----------

        2.1                Agreement  and  Plan of  Merger,  dated as of June 7,
                           2000, by and among Troy Financial Corporation, Charlie Acquisition Corporation and Catskill Financial Corporation (incorporated herein by reference to Exhibit 10 to Troy's Form 10-Q, File No. 000-25439, filed with the Securities and Exchange Commission on August 11, 2000).

        99.1 Press Release dated November 13, 2000 (incorporated herein by reference to Troy's Current Report on Form 8-K filed on November 27, 2000).

                           TROY FINANCIAL CORPORATION
                       AND CATSKILL FINANCIAL CORPORATION
                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Condensed Statement of Financial Condition combines the historical statement of condition of Troy and the historical statement of condition of Catskill giving effect to the consummation of the merger on June 30, 2000, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. The following Unaudited Pro Forma Combined Condensed Statements of Income for the year ending September 30, 1999 and the nine months ended June 30, 2000 combine the historical statements of income of Troy and Catskill giving effect to the merger as if the merger had become effective on June 30, 2000, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

The unaudited pro forma combined condensed financial statements included herein, which have been prepared in accordance with the rules prescribed by Article 11 of Regulation S-X, are presented for informational purposes only. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements other than the elimination of costs related to Catskill's Employee Stock Ownership Plan and Management Recognition Plan and, accordingly, may not be indicative of the results of future operations. No assurances can be given to the level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations of financial condition that may be achieved in the future.


                                    Unaudited Pro Forma Combined Condensed Statement of Condition
                                    Troy Financial Corporation and Catskill Financial Corporation
                                                          At June 30, 2000


                                                                         Catskill
                                                       Troy Financial    Financial        Pro Forma    Footnote       Pro Forma
(In thousands)                                           Corporation    Corporation      Adjustments   Reference       Combined
                                                       --------------   -----------      -----------   ---------       ---------

ASSETS
Cash and cash equivalents                                 $ 23,637         $48,085        $ (44,500)       1            $ 27,222
Loans held for sale                                          1,724               -                                         1,724
Securities available for sale, at fair value               243,642          79,405          (39,604)       1
                                                                                               (681)       2             282,762
Investments held to maturity                                 2,348               -                                         2,348
Loans receivable                                           602,842         169,396           (2,664)       3             769,574
Allowance for loan losses                                  (11,643)         (2,200)                                      (13,843)
                                                         ---------       ---------        ---------                   ----------
     Net loans receivable                                  591,199         167,196           (2,664)                     755,731
                                                         ---------       ---------        ---------                   ----------

Accrued interest receivable                                  5,246           1,546                                         6,792
Other real estate owned                                      1,225               -                                         1,225
Premises and equipment, net                                 15,282           3,822              192        4              19,296
Goodwill                                                         -               -           32,347        5              32,347
Other assets                                                18,541          16,189            1,685        6
                                                                                               (603)       7
                                                                                                631        8              36,443
                                                         ---------       ---------        ---------                   ----------
     Total assets                                        $ 902,844       $ 316,243        $ (53,197)                  $1,165,890
                                                         =========       =========        =========                   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Deposits                                               $ 560,728        $221,439            $ 211        9           $ 782,378
  Mortgagors' escrow accounts                                4,568           2,616                                         7,184
  Securities sold under agreements to repurchase            81,006               -                                        81,006
  Short-term borrowings                                     20,000          20,000                                        40,000
  Long-term debt                                            53,147          15,000              111        10             68,258
  Other liabilities                                         17,027           3,669                                        20,696
                                                         ---------       ---------        ---------                   ----------
          Total liabilities                                736,476         262,724              322                      999,522
                                                         ---------       ---------        ---------                   ----------

Total shareholders' equity                                 166,368          53,519          (53,519)       11            166,368
                                                         ---------       ---------        ---------                   ----------

          Total liabilities and shareholders' equity     $ 902,844        $316,243        $ (53,197)                  $1,165,890
                                                         =========       =========        =========                   ==========



See accompanying notes to unaudited pro forma combined condensed financial statements.



                                     Unaudited Pro Forma Combined Condensed Statement of Income
                                    Troy Financial Corporation and Catskill Financial Corporation
                                                For the Year Ended September 30, 1999



                                                         Troy Financial    Catskill Financial    Pro Forma    Footnote    Pro Forma
(In thousands, except share and per share data)           Corporation        Corporation        Adjustments  Reference    Combined
                                                         --------------    ------------------   -----------  ---------    ---------
Interest and dividend income:
     Interest and fees on loans                             $ 39,794            $ 11,213         $    470       3         $ 51,477
     Securities available for sale                             9,415              10,438               88       2           19,941
     Investments held to maturity                                222                  41                -                      263
     Federal funds sold                                        2,371                   7                                     2,378
                                                            --------            --------         --------                 --------
              Total interest and dividend income              51,802              21,699              558                   74,059
                                                            --------            --------         --------                 --------

Interest expense:
     Deposits and escrow accounts                             20,470               8,570               70       9           29,110
     Securities sold under agreements to repurchase
        and short-term borrowings                                735                 667            5,154       12           6,556
     Long-term debt                                            2,577               1,305               46       10           3,928
                                                            --------            --------            -----                 --------
              Total interest expense                          23,782              10,542            5,270                   39,594
                                                            --------            --------            -----                 --------

              Net interest income                             28,020              11,157           (4,712)                  34,465

Provision for loan losses                                      3,250                 190                                     3,440
                                                            --------            --------            -----                 --------
              Net interest income after
                  provision for loan losses                   24,770              10,967           (4,712)                  31,025
                                                            --------            --------            -----                 --------

Non-interest income:
     Service charges on deposits                                 892                 369                                     1,261
     Loan servicing fees                                         523                   -                                       523
     Trust service fees                                          665                   -                                       665
     Net (losses) gains from securities transactions              17                 (45)                                      (28)
     Net gains from mortgage loan sales                          245                   -                                       245
     Other income                                                705                 542              121       7            1,368
                                                            --------            --------         --------                 --------
              Total non-interest income                        3,047                 866              121                    4,034
                                                            --------            --------         --------                 --------

Non-interest expenses:
     Compensation and employee benefits                       10,839               3,622             (805)      13          13,656
     Occupancy                                                 2,094                 425               (2)      4            2,517
     Furniture, fixtures and equipment                           728                 167                                       895
     Computer charges                                          1,508                 541                                     2,049
     Professional, legal and other fees                        1,362                 284                                     1,646
     Printing, postage and telephone                             707                 332                                     1,039
     Other real estate owned                                     781                  24                                       805
     Contributions                                             4,706                   -                                     4,706
     Goodwill amortization                                         -                   -            1,617       5            1,617
     Other expenses                                            3,100                 789                                     3,889
                                                            --------            --------         --------                 --------
              Total non-interest expenses                     25,825               6,184              810                   32,819
                                                            --------            --------         --------                 --------

Income (loss) before income tax expense (benefit)              1,992               5,649           (5,401)                   2,240
Income tax expense (benefit)                                     (85)              1,424           (1,514)      8             (175)
                                                            --------            --------         --------                 --------
              Net income (loss)                             $  2,077            $  4,225         $ (3,887)                $  2,415
                                                            ========            ========         ========                 ========

Earnings per share:
              Basic                                           $ 0.32              $ 1.13                        17        $   0.35
                                                            ========            ========                                  ========
              Diluted                                         $ 0.32              $ 1.10                        17        $   0.35
                                                            ========            ========                                  ========

Weighted average common shares:
              Basic                                       11,526,139           3,752,448                                11,526,139
              Diluted                                     11,526,139           3,829,309                                11,526,139

See accompanying notes to unaudited pro forma combined condensed financial statements.



                                     Unaudited Pro Forma Combined Condensed Statement of Income
                                    Troy Financial Corporation and Catskill Financial Corporation
                                               For the Nine Months Ended June 30, 2000

                                                        Troy Financial   Catskill Financial     Pro Forma   Footnote    Pro Forma
(In thousands, except share and per share data)          Corporation       Corporation         Adjustments  Reference   Combined
                                                        --------------   ------------------    -----------  ---------   --------
Interest and dividend income:
     Interest and fees on loans                          $    34,312          $   9,357          $   353       3       $   44,022
     Securities available for sale                             7,772              8,003               66       2           15,841
     Investments held to maturity                                147                  -                -                      147
     Federal funds sold                                          533                127                -                      660
                                                         -----------          ---------          -------               ----------
              Total interest and dividend income              42,764             17,487              419                   60,670
                                                         -----------          ---------          -------               ----------

Interest expense:
     Deposits and escrow accounts                             13,909              6,277               53       9           20,239
     Securities sold under agreements to repurchase
        and short-term borrowings                              2,086              1,968            3,866      12            7,920
     Long-term debt                                            2,135                714               35      10            2,884
                                                         -----------          ---------          -------               ----------
              Total interest expense                          18,130              8,959            3,954                   31,043
                                                         -----------          ---------          -------               ----------
              Net interest income                             24,634              8,528           (3,535)                  29,627

Provision for loan losses                                      1,807                150                                     1,957
                                                         -----------          ---------          -------               ----------
              Net interest income after
                  provision for loan losses                   22,827              8,378           (3,535)                  27,670
                                                         -----------          ---------          -------               ----------
Non-interest income:
     Service charges on deposits                                 792                312                                     1,104
     Loan servicing fees                                         383                  -                                       383
     Trust service fees                                          530                  -                                       530
     Net securities gains (losses)                              (115)           (11,800)          11,683      14             (232)
     Net gains from mortgage loan sales                          (54)                 -                                       (54)
     Other income                                              1,084                544               91       7            1,719
                                                         -----------          ---------          -------               ----------
              Total  non-interest income                       2,620            (10,944)          11,774                    3,450
                                                         -----------          ---------          -------               ----------
Non-interest expenses:
     Compensation and employee benefits                        9,404              2,790             (600)     13           11,594
     Occupancy                                                 1,506                353               (2)      4            1,857
     Furniture, fixtures and equipment                           618                173                                       791
     Computer charges                                          1,227                385                                     1,612
     Professional, legal and other fees                        1,047                191                                     1,238
     Printing, postage and telephone                             720                264                                       984
     Other real estate owned                                    (109)               (20)                                     (129)
     Contributions                                               145                  -                                       145
     Merger related transaction costs                              -                163             (163)     15                -
     Goodwill  amortization                                        -                  -            1,213       5            1,213
     Other expenses                                            2,165                677                -                    2,842
                                                         -----------          ---------          -------               ----------
                    Total non-interest expenses               16,723              4,976              448                   22,147
                                                         -----------          ---------          -------               ----------
Income (loss) before income tax expense (benefit)              8,724             (7,542)           7,791                    8,973
Income tax expense (benefit)                                   2,476             (3,309)           4,052       8            3,219
                                                         -----------          ---------          -------               ----------
              Net income (loss)                          $     6,248          $  (4,233)         $ 3,739               $    5,754
                                                         ===========          =========          =======               ==========
Earnings  (loss) per share:
              Basic                                      $      0.61          $   (1.27)                               $     0.56
                                                         ===========          =========                                ==========
              Diluted                                    $      0.61          $   (1.27)                               $     0.56
                                                         ===========          =========                                ==========
Weighted average common shares:
              Basic                                       10,253,065          3,330,443                                10,253,065
              Diluted                                     10,270,995          3,330,443                                10,270,995

See accompanying notes to unaudited pro forma combined condensed financial statements.

      Notes to Unaudited Pro Forma Combined Condensed Financial Statements
          Troy Financial Corporation and Catskill Financial Corporation

1. Represents cash consideration paid to Catskill shareholders of $23 per share on 3,737,519 shares outstanding. Also includes payout of 384,874 unexercised stock options, payout of employment contracts and severance, net of tax benefits, as applicable. In addition includes Troy's transaction costs for attorneys and other third party advisors, offset by the cash returned from the payoff of Catskill's ESOP loan.

2. Represents the estimated fair market value adjustment to securities which are principally mortgage-backed securities and government agencies. The estimated fair market value adjustment (discount) on debt securities are assumed to have an average life of 5 years. The adjustment is assumed to be accreted on a straight line basis over this time period into interest on securities available for sale.

3. Represents the estimated fair market value adjustment to the loan portfolio, principally residential mortgages and consumer loans. The weighted average lives of these portfolio's are assumed to be 5.5 years for mortgages and 3 years for consumer loans. The adjustment's are assumed to accrete on a straight line basis over these time periods into interest and fees on loans.

4. Represents the estimated fair market value adjustment relating to premises and equipment. The estimated life of these assets is assumed to be 39 years for buildings and 15 years for land improvements. The adjustment is being amortized on a straight line basis into occupancy expenses. In addition, the estimated fair value market assigned to land of $687 thousand and equipment write-offs of $183 thousand will not be accreted or amortized.

5. Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon information available as of this date. Goodwill, which is a non-deductible expense for tax, is expected to be amortized on a straight line basis over 20 years.

6.    Represents  the  estimated  fair  market  value   adjustment   related  to
      Catskill's pension plan.

7. Represents the estimated fair market value adjustment on bank-owned life insurance. The estimated average life of the securities underlying the policy is 5 years and the adjustment will be accreted over that period.

8. Represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax benefit is calculated based on a marginal rate of 40%. The income tax benefit is reflected in tax expense during the period that the related purchase accounting adjustments are assumed to be accreted or amortized.

9. Represents the estimated fair market value adjustment relating to certificates of deposits. The adjustment is assumed to amortize over the expected lives of the certificates and will be shown as an increase to interest expense on deposits.

10. Represents the estimated fair market value adjustment relating to FHLB borrowings. The adjustment is assumed to amortize over the expected life of the borrowings of three years and is shown as an increase to interest expense on long-term debt.

11. Represents the elimination under purchase accounting of Catskill's equity as of the date of the transaction.

12. Represents the estimated borrowings as a result of this transaction for the proforma income statements only. The borrowings are assumed to be short-term (less than one year) at a rate of 6.0%, as Troy expects to use Catskill's federal funds acquired on the merger, as well as maturities from Troy's existing securities portfolio to pay-off any borrowings related to the transaction.

13. Represents the assumed reduction of Catskill's expenses related to Catskill's Employee Stock Ownership and Management Recognition Plans, as these plans will be eliminated given the nature of the consideration utilized in the transaction (cash).

14. Represents the security loss from the sale of Catskill's corporate and municipal bond portfolios, which were undertaken by Catskill to facilitate the merger and are added back to proforma income.

15. Represents Catskill's non-recurring merger related transaction costs which are added back to proforma net income.

16. The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the merger on Troy's results of operation for next five fiscal years (dollars in thousands):


      Fiscal years
         ending          Excess of cost over fair value of          Net
      September 30,        net assets acquired (goodwill)    accretion (pre-tax)

          2001                      $1,617                          $565
          2002                      $1,617                          $558
          2003                      $1,617                          $603
          2004                      $1,617                          $597
          2005                      $1,617                          $602

17. For the year ended September 30, 1999, earnings per share for Troy Financial Corporation was calculated using net income of $3,723,000, which excludes the net loss incurred prior to its initial public offering on March 31, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TROY FINANCIAL CORPORATION
                           -----------------------------------------------------
                           (Registrant)



                           /s/ David J. DeLuca
                           -----------------------------------------------------
                               David J. DeLuca
                               Senior Vice President and Chief Financial Officer




Date: January 25, 2001

                                  EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               ------------

         2.1               Agreement  and  Plan of  Merger,  dated as of June 7,
                           2000, by and among Troy Financial Corporation, Charlie Acquisition Corporation and Catskill Financial Corporation (incorporated herein by reference to Exhibit 10 to Troy's Form 10-Q, File No. 000-25439, filed with the Securities and Exchange Commission on August 11, 2000).

         99.1 Press Release dated November 13, 2000 (incorporated herein by reference to Troy's Current Report on Form 8-K filed on November 27, 2000).